UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 1, 2024
Latch, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39688	85-3087759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1220 N Price Road, Suite 2, Olivette, MO 63132
(Address of principal executive offices, Including Zip Code)

(314) 200-5218
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
This Current Report on Form 8-K (this “Report”) is being filed in connection with the completion, on July 1, 2024 (the “Closing Date”), of the previously announced acquisition by Latch, Inc. (the “Company”) of HelloTech, Inc. (“HelloTech”). Pursuant to the terms and conditions of the Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, HelloTech and LS HT Merger Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), Merger Sub merged with and into HelloTech, with HelloTech continuing as the surviving corporation and a wholly owned subsidiary of the Company (the “Merger”).
On the Closing Date, the Company completed the Merger and the other transactions contemplated by the Merger Agreement.
As consideration for the Merger, the Company (i) as further specified below, assumed HelloTech’s outstanding borrowings under its existing term loan (the “Debt Assumption”) with its commercial bank (the “Bank”) and (ii) paid $250,000 of HelloTech’s Merger-related expenses. HelloTech’s stockholders or other equity holders (including option holders, warrant holders or holders of simple agreements for future equity) did not receive any consideration in connection with the Merger.
As of June 21, 2024, HelloTech’s outstanding borrowings under its existing term loan with the Bank were approximately $6.9 million. However, the Bank agreed to forgive approximately $0.9 million in outstanding borrowings owed by HelloTech under its existing term loan, plus any accrued interest, fees or unpaid expenses, in the event (i) the parties do not enter into an amended and restated loan and security agreement (the “Amended Loan Agreement”) and (ii) the Company elects to pay off HelloTech’s existing term loan for $6.0 million by July 15, 2024 (the “Debt Payoff”).
The Company is actively negotiating the Amended Loan Agreement with the Bank, in connection with which the Company expects to (i) receive a $6.0 million term loan from the Bank and (ii) issue a warrant to the Bank to acquire 1,000,000 shares of the Company’s common stock at an exercise price of $1.25 per share and with a six-year term (such warrant issuance, together with the Amended Loan Agreement, the “New Debt Arrangement”). There can be no assurances that an agreement for the New Debt Arrangement will be reached with the Bank on terms that are acceptable to the Company or at all.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in the Introductory Note of this Report regarding the Debt Assumption and the Debt Payoff are incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure.
The information set forth in the Introductory Note of this Report is incorporated herein by reference.
The information set forth in Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Forward-Looking Statements
This Report contains certain forward-looking statements within the meaning of the federal securities laws, including statements regarding adoption of the Company’s technology and products. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “would,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward-looking information includes, but is not limited to, statements regarding the negotiation of the New Debt Arrangement (together with the Merger, the “Transactions”). Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including: (i) the risk that the New Debt

Arrangement may not be agreed upon with the Bank or completed in a timely manner or at all, or that the terms thereof may differ from the Company’s current expectations; (ii) the risk that the Transactions may involve unexpected costs, liabilities or delays; (iii) the effect of the announcement, pendency or completion of the Transactions on the ability of the Company to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom the Company does business, or on the Company’s operating results and business generally; (iv) the risk that the Company’s businesses may suffer as a result of uncertainty surrounding the Transactions and disruption of management’s attention due to the Transactions; (v) the outcome of any legal proceedings related to the Transactions or otherwise, or the impact of the Transactions thereupon; (vi) risks that the anticipated benefits of the Transactions or other commercial opportunities may otherwise not be fully realized or may take longer to realize than expected; (vii) the Company’s ability to implement business plans and changes and developments in the industry in which the Company competes, including successfully integrating HelloTech into its operations; (viii) the Company’s ability to timely complete the ongoing restatement of its consolidated financial statements; (ix) the expected performance of the Company’s stock price; and (x) the Company’s response to any of the aforementioned factors. Many factors could cause actual future events to differ materially from the forward-looking statements in this Report. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2022 and other documents subsequently filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC. The Company does not give any assurance that it will achieve its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Latch, Inc.

Date:	July 1, 2024	By:	/s/ Priyen Patel
		Name:	Priyen Patel
		Title:	Senior Vice President and General Counsel